DATED DECEMBER 15, 1999




                                 CERPLEX LIMITED



                                       and



                            BURDALE FINANCIAL LIMITED







                      ------------------------------------

                                DEED OF DEBENTURE

                      ------------------------------------


                                    THEODORE
                                     GODDARD



                                                                 INDEX


Clause                                                                                                     Page
------                                                                                                     ----

1.    INTERPRETATION..........................................................................................1
2.    FIXED SECURITY..........................................................................................5
3.    FLOATING CHARGE.........................................................................................7
4.    INTEREST................................................................................................8
5.    REPRESENTATIONS AND WARRANTIES..........................................................................8
6.    UNDERTAKINGS...........................................................................................11
7.    DEFAULT................................................................................................19
8.    WHEN SECURITY BECOMES ENFORCEABLE......................................................................20
9.    ENFORCEMENT OF SECURITY................................................................................20
10.   RECEIVER...............................................................................................21
11.   POWERS OF RECEIVER.....................................................................................22
12.   APPLICATION OF PROCEEDS................................................................................24
13.   EXPENSES AND INDEMNITY.................................................................................25
14.   DELEGATION.............................................................................................25
15.   FURTHER ASSURANCES.....................................................................................25
16.   POWER OF ATTORNEY......................................................................................25
17.   MISCELLANEOUS..........................................................................................26
18.   RELEASE................................................................................................27
19.   NOTICES................................................................................................27
20.   GOVERNING LAW..........................................................................................27


SCHEDULES

1.       The Mortgaged Property..............................................................................29
2.       Forms of Notice to Banks and Acknowledgement........................................................30
3.       Group Shares........................................................................................38
4.       Credit Insurance Policies...........................................................................39
5.       Form of Notice to Insurers and Acknowledgement......................................................40
6.       Form of Notice to be affixed to invoices and sent to Account Debtors................................43
7.       Other Accounts......................................................................................44

SIGNATORIES..................................................................................................45


THIS DEED OF DEBENTURE is dated                                            1999

BETWEEN:

(1) CERPLEX LIMITED (Registered in England and Wales No. 2953372) (the "Company"); and

(2) BURDALE FINANCIAL LIMITED (Registered in England and Wales No. 2656007) ("Burdale").

BACKGROUND:

(A) The Company enters into this Deed to secure the repayment and satisfaction of the Secured Liabilities.

(B) The Company and Burdale intend that this document take effect as a deed notwithstanding that it may be executed under hand.

IT IS AGREED:

1.       INTERPRETATION

1.1      DEFINITIONS

         In this Deed:

         "ACCOUNT BANKS" is defined in the Facility Agreement.

         "AMOUNTS" means the aggregate of the Blocked Amounts and the Other Amounts.

         "ASSIGNABLE   RECEIVABLES"   means  all   Receivables   which  are  not
         Unassignable Receivables or Purchased Receivables.

         "BLOCKED ACCOUNT" is defined in the Facility Agreement.

         "BLOCKED AMOUNTS" means all sums from time to time standing to the credit of the Blocked Account, all interest on such sums and all other amounts of whatever nature deriving directly or indirectly from such sums, whether or not credited to the Blocked Account.

         "BOOK DEBTS" means:

(a) all book and other debts in existence from time to time (including, without limitation, any sums whatsoever owed by banks or similar institutions) both present and future, due, owing to or which may become due, owing to or purchased or otherwise acquired by the Company; and

(b) the benefit of all rights whatsoever relating to the debts referred to above including, without limitation, any related agreements, documents, rights and remedies

           (including, without limitation, negotiable or non-negotiable instruments, guarantees, indemnities, legal and equitable charges, reservation of proprietary rights, rights of tracing, unpaid vendor's liens and all similar connected or related rights and assets).

           "CHARGED ACCOUNTS" means the Blocked Account and the Other Accounts.

           "DANGEROUS SUBSTANCE" means any substance of whatever kind and form and in whatever combination capable of causing harm to any lifeform or the environment.

           "ENVIRONMENTAL LAW" means all laws, regulations, directives, statutes and any guidance, circular or regulations issued thereunder, subordinate legislation, common law, equity, all other international, national and local laws and all judgments, orders, instructions or awards of any court or competent authority concerning the protection of or compensation for damage to human health, the environment, or the condition, of any work place or the generation, dealing with, or disposal of any Dangerous Substance.

           "ENVIRONMENTAL LICENSE" means any consent, approval, authorisation, exemption, licence, order, permission, condition, recording, registration, variation, modification or transfer required by any Environmental Law.

           "EQUIPMENT" means all present and future plant, equipment, machinery, computers and computer hardware and software (whether owned or licensed), vehicles, tools, furniture and fixtures and all attachments, accessories owned by the Company and property (other than Fixtures) now or in future relating to it or used in connection with it and replacements and substitutions for it wherever located.

           "EVENT OF DEFAULT" is defined in the Facility Agreement.

           "FACILITY AGREEMENT" means the facility agreement dated on or about the date of this Deed between Burdale and the Company as Borrower.

           "FINANCE DOCUMENTS" is defined in the Facility Agreement.

           "FIXTURES" means all fixtures and fittings (including those of trade) and fixed plant and machinery on the Mortgaged Property.

           "GROUP SHARES" means all shares specified in Schedule 3 together with all other stocks, shares, debentures, bonds, warrants, coupons or other securities and investments now or in the future owned by the Company from time to time;

           "INSURANCES" means all contracts and policies of insurance taken out by or for the Company or in which the Company has an interest (to the extent of that interest) including, without limitation, the credit insurance policies specified in Schedule 4.

           "INTELLECTUAL PROPERTY" means all subsisting patents and subsisting rights of a similar nature held in any part of the world, applications for patents and such rights, divisions and continuations of such applications for patents, registered and unregistered trade marks, registered and unregistered service marks, registered designs, utility models (in each case for their full period and all extensions and renewals of them), applications for any of them and the right to apply for any of them in any part of the world, inventions, confidential information, Know-how, business names, trade names, brand names, copyright and rights in the nature of copyright, design rights and get-up and any similar rights existing in any country; and the benefit (subject to the burden) of any and all agreements, arrangements and licences in connection with any of the foregoing.

           "KNOW-HOW" means all the body of knowledge, technical experience, expertise and skills, technical processes, secret processes, formulae and technical information held by the Company and relating to its business, which is not in the public domain.

           "MORTGAGED   PROPERTY"  means  any  freehold  or  leasehold  property
           (including the Premises) the subject of the security created by this Deed.

           "OTHER ACCOUNTS" means the bank accounts of the Chargor  specified in
           Schedule 7 and/or such other bank accounts of the Chargor with Account Banks as Burdale may permit.

           "OTHER AMOUNTS" means all sums from time to time standing to the credit of the Other Accounts, or withdrawn from the Blocked Account for payment into (but not yet credited to) any of the Other Accounts, all interest on such sums and all other amounts of whatsoever nature deriving directly or indirectly from such sums, whether or not credited to the Other Accounts.

           "PERMITTED ENCUMBRANCE" means any Encumbrance which the Company is permitted to create or maintain under the terms of the Facility Agreement.

           "PLANNING ACTS" means the Town and Country Planning Act 1990, the Planning (Listed Buildings and Conservation Areas) Act 1990, the Planning (Hazardous Substances) Act 1990, the Planning (Consequential Provisions) Act 1990 and the Planning and Compensation Act 1991 and all other legislation regulating the use and development of land.

           "PREMISES" means any building or other edifice on the Mortgaged Property or other Security Asset.

           "PURCHASED RECEIVABLES" is defined in the Facility Agreement.

           "RECEIVABLE" is defined in the Facility Agreement.

           "RECEIVER" means a receiver and manager or (if Burdale so specifies in the relevant appointment) a receiver, in either case, appointed under this Deed or pursuant to any statute.

           "RELATED RIGHTS" means, in relation to the Group Shares, all dividends and other distributions paid or payable after today's date on all or any of the Group Shares and all stocks, shares, securities (and the dividends or interest on them), rights, money or property accruing or offered at any time by way of redemption, bonus, preference, option rights or otherwise to or in respect of any of the Group Shares or in substitution or exchange for any of the Group Shares.

           "REPORT ON TITLE" means any title report or certificate of title pertaining to the Mortgaged Property and provided to Burdale before today's date.

           "SECURED LIABILITIES" means all present and future obligations and liabilities, whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever, of the Company to Burdale except for any obligation which, if it were so included, would result in a contravention of section 151 of the Companies Act 1985.

           "SECURITY ASSETS" means all assets of the Company the subject of any security created by this Deed (and includes the Mortgaged Property).

           "SECURITY PERIOD" means the period beginning on the date of this Deed and ending on the date on which Burdale is satisfied that the Secured Liabilities have been irrevocably and unconditionally satisfied in full. If Burdale considers that any amount paid by the Company and/or in connection with the satisfaction of the Secured Liabilities is capable of being avoided or otherwise set aside on the liquidation or administration of the Company or otherwise, then that amount shall not be considered to have been irrevocably paid for the purpose of this Deed.

           "SECURITY SHARES" means the Group Shares and the Related Rights.

           "STOCK" means the Company's stock and inventory at any time which, for the avoidance of doubt, includes Eligible Stock and any other finished goods, raw materials or unfinished goods.

           "UNASSIGNABLE RECEIVABLES" means any Receivables which are or become unassignable or assignable only with the prior consent of the relevant Account Debtor (where such consent has not been obtained) and which are not Purchased Receivables.

1.2        CONSTRUCTION

           (a) Any reference in this Deed to any assets or accounts includes present and future assets or accounts and any substitutes of such assets or accounts, unless the context requires otherwise.

           (b) Any reference in this Deed, express or implied, to any enactment includes references to any amendment, re-enactment, and/or legislation subordinate to that enactment and/or any permission of whatever kind given under that enactment.

           (c)  The headings in this Deed do not affect its interpretation.

           (d) Any reference in this Deed to a charge or mortgage of any freehold or leasehold property includes all Premises and Fixtures on that property, the proceeds of sale of any part of that property, and the benefit of any covenants for title (or any moneys paid or payable in respect of them) given or entered into by any predecessor in title in respect of that property.

           (e) Any obligation in this Deed to commit or not to commit any act or thing shall be deemed to include a like obligation to procure or not to permit any such act or thing.

           (f) Any reference in this Deed to, and the definition of, any document (including this Deed) is a reference to such document as it may be amended, supplemented, modified and replaced (in whole or in part), but disregarding any such change taking place otherwise than in accordance with this Deed.

           (g) Any reference in this Deed to any party or person includes any person deriving title from it or any successor, transferee or assignee.

           (h) Any reference in this Deed to a "person" includes any individual, company, corporation, partnership, firm, joint venture, association, organisation, trust, state or state agency (in each case, whether or not having a separate legal personality).

           (i) Save where the context requires otherwise, words in this Deed in the singular shall include the plural and vice versa.

           (j) A reference in this Deed to Clauses and Schedules are a reference to the clauses of and schedules to this Deed.

           (k) Capitalised terms defined in the Facility Agreement have the same meaning when used in this Deed unless the context requires otherwise.

           (l) In the event of any conflict between the provisions of this Deed and the provisions of the Facility Agreement, the provisions of this Deed shall prevail.

2.         FIXED SECURITY

2.1        CREATION

           The Company, as security for the payment and performance of the Secured Liabilities and in the manner specified in Clause 2.3 of this
           Deed:

           (a) charges in favour of Burdale by way of a first legal mortgage all the property (if any) now belonging to it and specified in
                 Schedule 1 and all other interests in any freehold or leasehold property now or in the future belonging to it; and

           (b)   charges in favour of Burdale by way of a first fixed charge:

                 (i) (to the extent that they are not within paragraph 2.1(a)) all interests in any freehold or leasehold property now or in the future belonging to it;

                 (ii) all of its rights and benefit under any agreement relating to the acquisition of the Mortgaged Property by it or for it and the benefit of all agreements, contracts, deeds, undertakings, guarantees, warranties and other documents now or hereafter in existence in relation to the Mortgaged Property;

           (iii) all Equipment now or in the future belonging to it and its interest in any Equipment in its possession now or in the future and in all Fixtures;

           (iv) all of its benefits, claims and returns of premiums in respect of the Insurances;

           (v) all moneys standing to the credit of any account (including the Charged Accounts and notwithstanding that the existence of such an account may be in breach of this Deed) with any person and the debts represented by them including, without limitation, the Blocked Amounts and the Other Amounts;

           (vi)    its goodwill and its uncalled capital;

           (vii) its Book Debts, both uncollected and collected, the proceeds of the same and all moneys otherwise due and owing to it;

           (viii) the benefit of all rights, securities and guarantees of whatsoever nature enjoyed or held by it in relation to anything in sub-paragraph 2.1(b)(vii);

           (ix)    its rights under any hedging arrangements;

           (x) any of its beneficial interest, claim or entitlement in any pension fund;

           (xi) the benefit of all permissions of whatsoever nature and whether statutory or otherwise, held in connection with its business or the use of any Security Asset and the right to recover and receive all compensation which may be payable to it;

           (xii)   its Intellectual Property;

           (xiii) all of its rights, title and interest and benefit in the Unassignable Receivables;

      (c) mortgages and charges and agrees to mortgage and charge to Burdale all Group Shares held now or in the future by it and/or any nominee on its behalf, the same to be a security by way of a first mortgage; and

      (d) mortgages and charges and agrees to mortgage and charge to Burdale all the Related Rights accruing to all or any of the Group Shares held now or in the future by it and/or any nominee on its behalf, the same to be a security by way of a first mortgage or charge.

           PROVIDED THAT:

           (i) whilst no Event of Default exists, all dividends and other distributions paid or payable as referred to in paragraph (d) above may be paid directly to the Company (in which case Burdale or its nominee shall execute any necessary dividend mandate) and, if paid directly to Burdale shall be paid promptly by it to the Company; and

           (ii) subject to Clause 6.4(c) whilst no Event of Default exists, all voting rights attaching to the relevant Group Shares may be exercised by the Company or, where the shares have been registered in the name of Burdale or its nominee, as the Company may direct in writing, and Burdale and any nominee of Burdale in whose name such Group Shares are registered shall execute any form of proxy or other document reasonably required in order for the Company to do so.

2.2      ASSIGNMENTS

         The Company, in the manner specified in Clause 2.3 of this Deed, assigns to Burdale by way of security all of its right, title and interest (if any) in and to:

         (a) all rental income and any guarantee of any rental income contained in or relating to any lease or other occupational arrangements affecting the Mortgaged Property;

         (b)   the Insurances;

         (c)   the Assignable Receivables.

2.3      TITLE GUARANTEE

         (a) Every disposition effected by this Deed is made with full title guarantee.

         (b) The other terms of this Deed do not limit or extend any of the covenants implied by virtue of Part 1 of the Law of Property (Miscellaneous Provisions) Act 1994 but create separate and independent obligations having effect cumulatively with those implied covenants.

3.       FLOATING CHARGE

3.1      CREATION

         The Company as security for the payment of the Secured Liabilities and in the manner specified in Clause 2.3 of this Deed charges in favour of Burdale by way of a floating charge all its assets not otherwise effectively mortgaged or charged by way of fixed mortgage or charge by Clause 2.

3.2      CONVERSION BY NOTICE

         Burdale may by notice to the Company convert the floating charge created by this Deed into a fixed charge in relation to all or any of the Company' s assets specified in the notice if:

         (a) Burdale has reasonable grounds for considering those assets to be in jeopardy, by legal process or otherwise; or

         (b)   an Event of Default has occurred; or

         (c) Burdale becomes aware or has reason to believe that steps have been taken which would, in the reasonable opinion of Burdale, be likely to lead to the presentation of a petition to appoint an administrator in relation to the Company (or such an administrator has been appointed) or to wind up the Company (or that such a petition has been presented).

3.3      AUTOMATIC CONVERSION

         The floating charge created by this Deed shall (in addition to the circumstances in which the same will occur under general law) automatically be converted into a fixed charge over the assets, rights and property of the Company on the convening of any meeting of the members of the Company to consider a resolution to wind the Company up (or not to wind the Company up) provided that this Clause 3.3 shall not apply to any of the Company's undertaking and assets situate in Scotland if, and to the extent that, a Receiver would not be capable of exercising his powers in Scotland pursuant to Section 72 of the Insolvency Act 1986 by reason of such automatic conversion.

3.4      NO WAIVER

         The giving by Burdale of a notice pursuant to Clause 3.2 in relation to any class of the Company's assets, rights and property shall not be construed as a waiver or abandonment of Burdale's rights to give other similar notices in respect of any other class of assets.

4.       INTEREST

         Interest shall accrue on the Secured Liabilities from the date of demand by Burdale until payment (after as well as before any judgment obtained or the liquidation or administration of the Company) at the Default Rate upon such days as Burdale may from time to time determine and such interest shall be compounded in the event of it not being punctually paid with monthly rests in accordance with the usual practice of Burdale but without prejudice to the right of Burdale to require payment of such interest when due.

5.       REPRESENTATIONS AND WARRANTIES

5.1      MAKING OF REPRESENTATIONS

         The Company makes the representations and warranties set out in this Clause 5 to Burdale and the Company repeats the representations and warranties in Clause 13 of the Facility Agreement. The representations and warranties so set out are made on the date of this Deed and are deemed to be repeated by the Company daily throughout the Security Period with reference to the facts and circumstances then existing.

5.2      CAPACITY

         The Company has the capacity, power and authority to enter into this Deed and the obligations assumed by it are its legal, valid, binding and enforceable obligations.

5.3      ENVIRONMENTAL MATTERS

         (a) The Company has at all times complied with all applicable Environmental Law including the obtaining of and compliance with all requisite Environmental Licences.

         (b) No Dangerous Substance has been used, disposed of or otherwise dealt with at, on, from or under any premises while within the Company's ownership, occupation or control in circumstances which could result in a liability on the Company.

5.4      MORTGAGED PROPERTY

           Save as is disclosed in any Report on Title:

         (a) the Company is the legal and beneficial owner of such Mortgaged Property;

         (b) other than as notified in writing to Burdale, the Mortgaged Property is free from any agreement for lease, lease, licence, tenancy, overriding lease or other occupational arrangement or overriding interest;

         (c)   the Premises are in good and substantial repair;

         (d) there subsists no breach of any law or regulation which could affect materially the value of the Mortgaged Property;

         (e) there are no covenants, agreements, stipulations, reservations, conditions, interests, rights or other matters whatsoever which could affect adversely the Mortgaged Property so far as the Company is aware;

         (f) the Mortgaged Property is free from any financial encumbrance of whatsoever nature other than Permitted Encumbrances;

         (g) the Company has not received any notice of any adverse claim, nor has any acknowledgement been given in respect of the ownership of the Mortgaged Property, or any interest in it; and

         (h) no facility necessary for the enjoyment and use of the Mortgaged Property may be terminated or curtailed.

5.5      REPORT ON TITLE

         The information provided for the purpose of the preparation of any Report on Title was true and complete in all material respects at the date that such information was given to Burdale and remains so.

5.6      SECURITY

         This Deed creates the various forms of security it purports to create and is not liable to be avoided or otherwise set aside on the liquidation or administration of the Company, or otherwise, save that no representation is given that any charge is of a fixed or floating nature.

5.7      SECURITY SHARES

         (a) The Company is and will remain the sole beneficial owner of the Security Shares and, save where the Security Shares have been registered in the name of Burdale or its nominee pursuant to this Deed and/or its nominee, is and will remain the absolute legal owner of the Security Shares.

         (b) The Company will not take any action whereby the rights attaching to the Security Shares are altered or diluted.

         (c) The Group Shares are fully paid and non-assessable and neither the Group Shares nor the Related Rights are subject to any options to purchase or similar rights of any person.

5.8      RECEIVABLES, AMOUNTS AND INSURANCES

         (a) The Company is absolutely, solely and beneficially entitled to its rights, interest and benefit under the Receivables, the Amounts and the Insurances as from the date they or any part of them falls to be charged or assigned under this Deed and its rights in respect of the Receivables, the Amounts and the Insurances are free from any Encumbrance of any kind save for any Permitted Encumbrances.

         (b) In relation to each Receivable and Insurance which is either stated to be expressly assignable under the contractual terms governing it or in relation to which such terms are silent regarding its assignability the Company knows of no reason why such Receivable or Insurance should not be assignable on such date.

         (c) The Company has to the best of its knowledge and belief after due and careful enquiry disclosed or provided to Burdale or its agents, legal advisers or representatives all the documentation or other information requested of it relating to Receivables and Insurances, it is not aware, after reasonable enquiry, of any further such documentation or information in its possession and, in relation to the documentation which it has so disclosed, such documentation governs the whole of the value of the Receivables or Insurances to which it relates.

         (d) So far as the Company is aware (after due and careful enquiry) the creation of a fixed charge over Receivables in accordance with Clause 2.1(b) will not breach the contractual terms upon which such Receivables are based;

         (e) The Company has not sold or agreed to sell or otherwise disposed of or agreed to dispose of, the benefit of all or any of its rights, title, interest and benefit in the Receivables (other than pursuant to the Facility Agreement), the Amounts or the Insurances.

         (f) Each of the Receivables and Insurances is in full force and legal effect, valid and binding on both parties thereto, with no default having occurred thereunder or claim threatened, pending or subsisting in respect thereof, and all premiums have been fully and timeously paid in respect of the Insurances.

6.       UNDERTAKINGS

6.1      DURATION

         The undertakings in this Clause 6 shall remain in force throughout the Security Period and are given by the Company to Burdale.

6.2      GENERAL

         (a) FACILITY AGREEMENT: The Company repeats the undertakings set out in Clause 14 of the Facility Agreement as if they were set out in full in this Deed.

         (b) BOOK DEBTS AND RECEIPTS: The Company shall collect and realise the following and, save to the extent that Burdale otherwise agrees, pay the proceeds thus realised into the Blocked Account:

               (i) rent and other moneys due from tenants or other occupiers of the Mortgaged Property;

               (ii)   Book Debts and other moneys; and

               (iii)  securities   to  the  extent  held  by  way  of  temporary
                      investment,

               and, pending payment into the Blocked Account, hold the proceeds thus realised upon trust for Burdale.

         (c) COVENANT TO PERFORM: The Company shall continuously comply with the terms (both express and implied) of this Deed and any contracts relating to the Secured Liabilities.

         (d)   ENVIRONMENTAL MATTERS: The Company shall:

               (i)    comply  in  all  material  respects  with  all  applicable
                      Environmental   Law   including   the   obtaining  of  and
                      compliance with all requisite Environmental Licences; and

               (ii) promptly upon receipt, notify Burdale of any communication of whatsoever nature, whether specific or general, served on it concerning any alleged breach of any Environmental Law or non-compliance with any Environmental Licence, which, if substantiated, could have a material adverse effect upon its financial position or upon its ability to perform its obligations under this Deed.

         (e) NOTICE TO INSURERS: The Company shall, today, give notice to any relevant insurers in respect of each Insurance to which it is party that the Company has assigned those rights by way of security to Burdale in substantially the form set out in

               Schedule 5 and shall use its reasonable endeavours to procure that the relevant insurer acknowledges receipt of such notice in substantially the form set out in Schedule 5 or such other form acceptable to Burdale in its absolute discretion.

         (f)   RESTRICTIONS ON DEALINGS: The Company shall not:

               (i) create or permit to subsist any Encumbrance of whatsoever nature on any Security Asset other than a Permitted Encumbrance or as created by this Deed; or

               (ii) sell, transfer, grant, lease or otherwise dispose of any Security Asset, except for the disposal in the ordinary course of trade of any Security Asset subject to the floating charge created by Clause 3.1 and except as provided for in the Finance Documents.

         (g) PROVIDE INFORMATION: The Company shall furnish to Burdale forthwith on demand by Burdale such information and supply such documents or papers relating to the Security Assets from time to time as Burdale may in its discretion reasonably require.

         (h) DEBENTURE BY SUBSIDIARY: The Company shall procure that any company which may be or become a Subsidiary of the Company at any time during the subsistence of this Deed shall provide in favour of Burdale such security in such form as Burdale may in its discretion require but on terms no more onerous than the terms of this Deed.

               (i) SHARES OF SUBSIDIARY: The Company shall not permit any Subsidiary of the Company to issue any shares except to the Company or to one of its other wholly owned Subsidiaries.

         (j) LABELLING EQUIPMENT: Forthwith after the date of this Deed, the Company shall at the request of Burdale (acting reasonably) attach to a visible part of each item of Equipment in a permanent manner a clear and distinctive label, no smaller than 3 inches by 4 inches in size comprising the following notice: "This piece of Equipment is subject to a charge in favour of Burdale Financial Limited ("Burdale") and may not be removed or sold without the prior written consent of Burdale" (the "Notice").

6.3      PROPERTY

         (a) ACCESS: At all reasonable times, the Company shall permit Burdale and any person nominated by it to enter and inspect any part of the Mortgaged Property or other Security Asset.

         (b) COMPLIANCE WITH APPLICABLE LAWS: The Company shall perform all its obligations under any law or regulation in any way affecting any Security Asset.

         (c) DEPOSIT OF TITLE DEEDS: For the duration of the Security Period the Company shall deposit with Burdale all deeds and documents of title relating to the Mortgaged Property owned by it and any property comprised within Clause 6.3(e).

         (d) DEVELOPMENT: Save for any development carried out pursuant to the contract for sale dated 23 November 1999 between the Company and Easter Development Group Limited, the Company shall not:

               (i) make any application for planning permission affecting any part of the Mortgaged Property or other Security Asset except with the previous written consent of Burdale; or

               (ii) carry out any development on any part of the Mortgaged Property or other Security Asset except with the previous written consent of Burdale (for the purposes of this sub-clause development shall be defined as in the Planning Acts as that for which the permission of the local planning authority is required).

         (e)   FUTURE ACQUISITIONS AND LEGAL MORTGAGE: The Company shall:

               (i) notify Burdale immediately upon the acquisition by it of any freehold or leasehold or other interest in property (and for the purposes of this Clause 6.3(e) the date of exchange of contracts for such an acquisition shall be deemed the date of acquisition);

               (ii) at its cost, execute and deliver to Burdale, on demand, a legal mortgage (on terms no more onerous than this Deed) in favour of Burdale of any freehold or leasehold or other interest in property which becomes vested in it after the date of this Deed; and

               (iii) in any event, if applicable, give H.M. Land Registry written notice of this Deed and procure that notice of it be duly noted in the Registers to each such title.

         (f) INSURANCE: The Company shall effect, in a form and with an insurance company or underwriters acceptable to Burdale insurance of the Security Assets in accordance with the terms of the Facility Agreement.

         (g) INVESTIGATION OF TITLE: Upon request, the Company shall grant Burdale or its lawyers all facilities within its powers to enable Burdale or its lawyers to carry out such investigations of title to and enquiries into the Mortgaged Property or other Security Asset as may be carried out by a prudent mortgagee.

         (h)   LEASE AND COVENANT COMPLIANCE: THE COMPANY SHALL:

               (i) perform all the terms on its part contained in any lease or agreement for lease comprising the Mortgaged Property or to which the Mortgaged Property is subject;

               (ii) not do anything as a result of which any lease or agreement for lease comprising Mortgaged Property or to which the Mortgaged Property is subject may become forfeit or otherwise determinable;

               (iii)  properly perform (and indemnify Burdale for any breach of)
                      any  covenants  and   stipulation  of  whatsoever   nature
                      affecting the Mortgaged Property.

         (i) NOTICES: Within 10 days after the receipt by the Company of any application, requirement, order or notice served or given by any public, local or other authority relating to any Security Asset, the Company shall:

               (i)    deliver a copy to Burdale; and

               (ii) inform Burdale of the steps taken or proposed to be taken by way of compliance.

         (j) POWER TO REMEDY: In case of default by the Company in performing any obligation or other covenant affecting the Mortgaged Property or other Security Asset, the Company shall permit Burdale or its agents and contractors:

               (i)    to  enter on the  Mortgaged  Property  or  other  Security
                      Asset;

               (ii) to comply with or object to any notice served on the Company relating to the Mortgaged Property or other Security Asset; and

               (iii)  to  take  any  action  Burdale  may  reasonably   consider
                      expedient to prevent or remedy any breach of any such term or to comply with or object to any such notice.

         (k)   REPAIR: The Company shall keep:

               (i) the Premises in good and substantial repair and condition and decorative order;

               (ii) the Fixtures and other plant, machinery, implements and other effects belonging to it in a good state of repair, working order and condition; and

               (iii) all Equipment in good repair, working order and condition and fit for its purpose.

               Without prejudice to Clause 6.3(k), if the Company fails to repair any damage, within 6 months of its occurrence, to the satisfaction of Burdale, Burdale may, but shall not be obliged and without liability, take any of the steps referred to in Clause 6.3(k).

6.4      DEPOSIT OF SECURITIES AND REGISTRATION

         (a) The Company shall forthwith deposit with Burdale or as Burdale may direct all bearer instruments, share certificates and other documents of title or evidence of ownership in relation to such Group Shares as are owned by it or in which it has or acquires an interest and their Related Rights and shall execute and deliver to Burdale all such share transfers and other documents as may be requested by Burdale in order to enable Burdale or its nominees to be registered as the owner or otherwise to obtain a legal title to the same and, without limiting the generality of the foregoing, shall deliver to Burdale on today's date executed (and, if required to be stamped, pre-stamped) share transfers for all Group Shares in favour of Burdale and/or its nominee(s) as transferees or, if Burdale so directs, with the transferee left blank and shall procure that all such share transfers are at the request of Burdale forthwith registered by the relevant company and that share certificates in the name of Burdale and/or such nominee(s) in respect of all Group Shares are forthwith delivered to Burdale.

         (b) The Company shall provide Burdale with certified copies of all resolutions and authorisations approving the execution of such transfer forms and registration of such transfers as Burdale may reasonably require.

         (c) Burdale and its nominee may at any time after an Event of Default has occurred or in any other instance where Burdale is of the reasonable opinion that it is necessary for the avoidance of an Event of Default or necessary for the protection of its material interests exercise or refrain from exercising (in the name of the Company, the registered holder or otherwise and without any further consent or authority from the Company and irrespective of any direction given by the Company) in respect of the Security Shares any voting rights and any powers or rights under the terms of the Security Shares or otherwise which may be exercised by the person or persons in whose name or names the Security Shares are registered or who is the holder thereof, including, without limitation, all the powers given to trustees by Section 10(3) and
               (4) of the Trustee Act 1925 as amended by Section 9 of the Trustee Investments Act 1961 in respect of securities or property subject to a trust PROVIDED THAT in the absence of notice from Burdale the Company may and shall continue to exercise any and all voting rights with respect to the Group Shares subject always to the terms of this Deed. The Company shall not without the previous consent in writing of Burdale exercise the voting rights attached to any of the Group Shares in favour of resolutions having the effect of changing the terms of the Group Shares (or any class of them) or any Related Rights or prejudicing the security under this Deed or impairing the value of the Security Shares. The Company hereby irrevocably appoints Burdale or its nominees its proxy to exercise (as provided in or permitted by this Deed) all voting rights so long as the Group Shares remain registered in the names of the Company.

         (d) The Company during the continuance of this security will make all payments which may become due in respect of any of the Security Shares and, in the event of default in making any such payment, Burdale may if it thinks fit make such payment on behalf of the Company. Any sums so paid by Burdale shall be repayable by the Company to Burdale on demand and pending such repayment shall constitute part of the Secured Liabilities.

         (e) It is expressly agreed that, notwithstanding anything to the contrary contained in this Deed, the Company shall remain liable to observe and perform all of the conditions and obligations assumed by it in respect of the Security Shares and Burdale shall not be under any obligation or liability by reason of or arising out of the security over the Security Shares conferred by this Deed. Burdale shall not be required in any manner to perform or fulfil any obligation of the Company in respect of the Security Shares, or to make any payment, or to receive any enquiry as to the nature or sufficiency of any payment received by them, or to present or file any claim or take any other action to collect or enforce the payment of any amount to which they may have been or to which they may be entitled under this Deed at any time or times.

         (f) Upon the occurrence of an Event of Default and at any time thereafter while the same is continuing Burdale shall be entitled to put into force and exercise immediately as and when it may see fit any and every power possessed by Burdale by virtue of the security over the Security Shares conferred by this Deed or available to a secured creditor (so that Sections 93 and 103 of the Law of Property Act 1925 shall not apply to this security) and in particular (without limitation):

               (i) to sell all or any of the Security Shares in any manner permitted by law upon such terms as Burdale shall in its absolute discretion determine;

               (ii)   to  collect,   recover  or  compromise  and  give  a  good
                      discharge for any moneys payable to the Company in respect of the Security Shares or in connection therewith; and

               (iii) to act generally in relation to the Security Shares in such manner as Burdale acting reasonably shall determine.

               For the avoidance of doubt, the Company agrees that the enforceability of the security over the Security Shares conferred by this Deed is not dependent on the performance or non-performance by Burdale of its obligations under any agreement with the Company.

         (g) Immediately on conversion of any of the Group Shares from certificated to uncertificated form, and on the creation or conversion of any other securities which are for the time being comprised in the Security Shares in or into uncertificated form, the Company shall give such instructions or directions as Burdale may require in order to protect or preserve its security.

         (h) The Company shall, immediately upon receipt of any certificate or other document evidencing any entitlement to further Security Shares, deposit it with Burdale together with such share transfer forms in blank and other documents as Burdale may require.

6.5      OPENING OF ACCOUNTS AND COLLECTION OF RECEIVABLES

         (a) Forthwith upon the execution of this Deed, the Company shall open the Blocked Account, and maintain the Other Accounts and execute all deeds and documents and do all other acts and things required by Burdale in connection with them and the Company shall maintain such accounts throughout the maintenance of this security.

         (b) Forthwith upon the execution of this Deed, the Company shall serve notice upon the Account Bank at which the Blocked Account is opened (in respect of the Blocked Account) in substantially the form set out in Part I of Schedule 2 and upon each Account Bank at which any Other Account is held (in respect of such Other Account(s)) in substantially the form set out in Part II of
               Schedule 2, and shall use all reasonable endeavours to procure that the relevant Account Bank returns the acknowledgement in substantially the form set out in the relevant Part of Schedule 2 or such other form acceptable to Burdale in its absolute discretion.

         (c) Until the security constituted by this Deed is discharged, the Company shall:

               (i) get in and realise all Receivables in the ordinary course of its business save that the expression "in the ordinary course of its business" shall not include or extend to the selling or assigning or in any other way factoring or discounting any Receivable save as permitted in this Deed;

               (ii) forthwith upon the date of this Deed, pay the proceeds or procure the paying of proceeds of such getting in and realisation directly into the Blocked Account; and

               (iii) maintain no other bank accounts save for the Charged Accounts.

6.6      OPERATION OF BLOCKED ACCOUNT

         (a) Until the security constituted by this Deed is discharged, the Company shall not be entitled to withdraw the whole or any part of the Blocked Amounts and shall not, subject to paragraph (b) below, take any action, claim or proceedings against Burdale or any other party for the return or payment to any person of the whole or any part of the Blocked Amounts.

         (b) The Company agrees that until the security constituted by this Deed is discharged, Burdale shall be able to withdraw on a daily basis all deposits made into the Blocked Account provided that the amount so withdrawn is credited to Burdale's loan account and applied towards the Secured Liabilities in accordance with Clause
               6.2 of the Facility Agreement and the Company shall direct the Blocked Bank to transfer the cleared balance of the Blocked Account to such account as Burdale shall specify for the purpose from time to time at the end of each Business Day.

         (c) Upon the occurrence, and during the continuance of an Event of Default, Burdale shall have the exclusive right to apply and determine the application of any and all of the Blocked Amounts in or towards satisfaction of the Secured Liabilities, whether by transfer into the Burdale's loan account or otherwise.

6.7      OPERATION OF OTHER ACCOUNTS

         Other than on the occurrence, and during the continuance of a Default the Company shall be entitled to operate the Other Accounts and shall be entitled to withdraw the whole or any part of the Other Amounts PROVIDED THAT:

         (a) the Other Accounts each retain a credit or zero balance at all times;

         (b) the Company shall not and shall procure that no other person shall deposit or transfer any monies into the Other Accounts other than those transferred from the Blocked Account or any Other Account; and

         (c) the Company shall not at any time transfer the whole or any part of the Other Amounts to any other Company bank account other than to another Charged Account.

6.8      RECEIVABLES

         (a)   The  Company  shall,  upon a Default,  in  respect of  Assignable
               Receivables then in existence serve notice of the assignment contained in Clause 2.2 upon the relevant Account Debtor by written notice in substantially the form set out in Schedule 6 and, in respect of Assignable Accounts Receivable created after a Default, serve notice of the assignment contained in this Clause by a notice, in the form set out in Schedule 6 on the invoice itself forthwith upon the creation of such Receivable.

         (b) With respect to any Unassignable Receivables coming into existence after the date of this Deed, the Company shall, upon a Default, in respect of Unassignable Receivables then in existence serve notice of the charge contained in Clause 2.1(b) upon the relevant Account Debtor in substantially the form set out in Part I of Schedule 6 and, in respect of Unassignable Receivables created after a Default shall serve notice of the charge contained in Clause 2.1(b) upon the relevant Account Debtor forthwith upon the creation of such Receivable by notice in substantially the form Part I of Schedule 6 on the invoice itself.

         (c) The Company covenants to Burdale that it will use all reasonable endeavours to obtain the necessary consents from the Account Debtors in respect of Unassignable Receivables to the assignment contained in Clause 2.2 and where a Default has occurred shall forthwith upon obtaining such consents, serve upon the relevant Account Debtors a written notice substantially in the form set out in Part II of Schedule 6;

         (d) The Company covenants to Burdale that it will not serve upon any Account Debtor any notice whose terms conflict with those of the notices in Schedule 6 until the security constituted by this Deed has been released by Burdale.

6.9      RECEIVABLES, AMOUNTS AND INSURANCES

         The Company undertakes to Burdale that:

         (a) subject as otherwise provided in this Deed, it shall not take any action claim or proceeding against Burdale or any other party for the return or payment to any person of the Charged Accounts or the Amounts or any part thereof or permit third party rights to arise over any of its rights, title, interest and benefit in the Receivables (other than under the Finance Documents), the Amounts or the Insurance Policies or any part thereof, or attempt or agree so to do save for Permitted Encumbrances;

         (b) it shall not withdraw the whole or any part of the Amounts, or deal in any other way with the Receivables, the Amounts or the Insurances except as provided in this Deed;

         (c) subject as otherwise provided in this Deed it shall not sell, release, exchange, compound, set-off, assign, transfer, discount, charge or otherwise dispose of or agree to sell, release, exchange, compound, set-off, assign, transfer, discount, charge or otherwise dispose of or deal with any of its rights, title, benefit and interest whether present or future in Receivables, the Amounts or the Insurances nor do or omit to do anything which may delay or prejudice the right of Burdale to utilise, withdraw, transfer or set-off the Receivables, the Amounts or the Insurances in accordance with the provisions of this Deed without prejudice to the foregoing, shall not without the prior written consent of Burdale, settle or give credit against any Receivable or any Insurance and shall deliver to Burdale on a weekly basis until the Secured Liabilities have been irrevocably discharged in full, a schedule of all settlements and credit proposed to be given by it, which Schedule shall set out the amount of the invoice, the proposed amount of the settlement and/or credit and the name of the debtor; and

         (d) it shall do all such things and execute all such assignments charges authorities and documents as Burdale may from time to time reasonably require to enable Burdale to utilise, withdraw, transfer or set-off the Receivables, the Amounts and the Insurances in accordance with the terms of this Deed, such documents to be prepared by or on behalf of Burdale at the cost of the Company in such form as Burdale may reasonably require.

7.       DEFAULT

7.1      EVENTS OF DEFAULT

         Each of the events set out in Clause 15 of the Facility Agreement is an Event of Default (howsoever caused).

7.2      ACCELERATION

         On and at any time after the occurrence of an Event of Default and at any time whilst the relevant Event of Default is continuing Burdale may by notice to the Company demand that all or part of the Secured Liabilities, together with accrued interest and all other amounts accrued be immediately due and payable, and upon the giving of such notice they shall become immediately due and payable.

8.       WHEN SECURITY BECOMES ENFORCEABLE

         The security constituted by this Deed shall become immediately enforceable and the power of sale and other powers conferred by section 101 of the Law of Property Act 1925, as varied or amended by this Deed, shall be immediately exercisable upon and at any time after the occurrence of any Event of Default after which Burdale may in its absolute discretion enforce all or any part of the security in any manner it sees fit.

9.       ENFORCEMENT OF SECURITY

9.1      GENERAL

         (a) For the purposes of all powers implied by statute, the Secured Liabilities are deemed to have become due on the date of this Deed.

         (b) Section 103 of the Law of Property Act (restricting the power of sale) and section 93 of the Law of Property Act 1925 (restricting the right of consolidation) do not apply to the security constituted by this Deed.

         (c) The statutory powers of leasing conferred on Burdale are extended so that, without the need to comply with any provision of section 99 or 100 of the Law of Property Act 1925, Burdale is empowered to lease, make agreements for leases, accept surrenders of leases and grant options as Burdale may think fit.

9.2      AGENT OF THE COMPANY

         For all purposes each Receiver is deemed to be the agent of the Company and to be in the same position as a Receiver duly appointed by a mortgagee under the Law of Property Act 1925. The Company alone shall be responsible for the receiver's contracts, engagements, commissions, omissions, defaults and losses and for liabilities incurred by him. Burdale shall not incur any liability of whatsoever nature (either to the Company or to any other person) by reason of Burdale making his appointment as a Receiver or for any other reason.

9.3      CONTINGENCIES

         If Burdale enforces the security constituted by this Deed at a time when no amounts are due to Burdale under the Finance Documents but at a time when amounts may or will become so due, Burdale (or the Receiver) may pay the proceeds of any recoveries effected by it into the Blocked Account.

9.4      MORTGAGEE IN POSSESSION - NO LIABILITY

         Neither Burdale nor any Receiver or Manager will be liable, by reason of entering into possession of a Security Asset, to account as mortgagee in possession or for any loss on realisation or for any default or omission for which a mortgagee in possession might otherwise be liable.

9.5      PRIVILEGES

         Each Receiver and Burdale is entitled to all the rights, powers, privileges and immunities conferred by the Law of Property Act 1925 on mortgagees and receivers when such receivers have been duly appointed under that Act, except that section 103 of that Act does not apply.

9.6      PROTECTION OF THIRD PARTIES

         No person (including a purchaser) dealing with Burdale or a Receiver or its or his agents need enquire:

         (a)   whether the Secured Liabilities have become payable; or

         (b)   whether  any  power   purported  to  be   exercised   has  become
               exercisable; or

         (c)   whether any money remains due; or

         (d) how any money paid to Burdale or to the Receiver is to be applied.

9.7      REDEMPTION OF PRIOR MORTGAGES

         At any time after the security constituted by this Deed has become enforceable, Burdale may, at the sole cost of the Company (payable to Burdale on demand):

         (a)   redeem any prior form of  security  against any  Security  Asset;
               and/or

         (b)   procure the transfer of that form of security to itself; and/or

         (c) settle and pass the accounts of any prior mortgagee, chargee or encumbrancer which once so settled and passed shall be conclusive and binding on the Company.

10.      RECEIVER

10.1     APPOINTMENT OF RECEIVER

         (a) At any time after the security constituted by this Deed becomes enforceable, or, at any time if so requested by the Company in writing, without further notice Burdale may appoint under seal or in writing under its hand any one or more qualified persons to be a Receiver of all or any part of the Security Assets as if Burdale had become entitled under the Law of Property Act 1925 to exercise the power of sale conferred under that Act.

         (b) In this Deed "QUALIFIED PERSON" means a person who, under the Insolvency Act 1986, is qualified to act as a receiver of the property of any company with respect to which he is appointed or as an administrative receiver of any such company.

10.2     RELATIONSHIP WITH BURDALE

         To the fullest extent permitted by law, any right, power or discretion conferred by this Deed (be it express or implied) upon a Receiver of any Security Assets may, after the security created by this Deed has become enforceable, be exercised by Burdale in relation to any Security Asset either:

         (a)   without first appointing a Receiver; or

         (b)   notwithstanding the appointment of a Receiver.

10.3     REMOVAL

         Burdale may by writing under its hand (subject to any requirement for any order of the court in the case of an administrative receiver):

         (a)   remove any Receiver appointed by it; and

         (b) whenever it deems it expedient, appoint a new Receiver in the place of any Receiver whose appointment may for any reason have terminated.

10.4     REMUNERATION

         Burdale may fix the remuneration of any Receiver appointed by it.

11.      POWERS OF RECEIVER

11.1     GENERAL

         (a) In addition to those conferred by the Law of Property Act 1925 on any receiver appointed under that Act, each Receiver has, and is entitled to exercise, all of the rights, powers and discretions set out below in this Clause 11.

         (b) If there is more than one Receiver holding office at the same time, unless the document appointing him states otherwise, each Receiver may exercise all of the powers conferred on a Receiver under this Deed individually and to the exclusion of any other Receivers.

         (c) A Receiver who is an administrative receiver of the Company has all the rights, powers and discretions of an administrative receiver under the Insolvency Act 1986.

         (d)   A Receiver may, in the name of the Company if he so wishes:

               (i) do all other acts and things which he may consider expedient for realising any Security Asset or incidental or conducive to any of the rights, powers or discretions conferred on a Receiver under or by virtue of this Deed; and

               (ii) exercise in relation to any Security Asset all the powers, authorities and things which he would be capable of exercising as if he were its absolute beneficial owner.

11.2     BORROW MONEY

         A Receiver may raise and borrow money (either unsecured or on the security of any Security Asset, either in priority to the security constituted by this Deed or otherwise) on any terms and for whatever purpose which he thinks fit. No person lending that money need enquire as to the propriety or purpose of the exercise of that power or to check the application of any money so raised or borrowed.

11.3     CARRY ON BUSINESS

         A Receiver may carry on the business of the Company as he thinks fit.

11.4     COMPROMISE

         A Receiver may settle, adjust, refer to arbitration, compromise and arrange any claims, accounts, disputes, questions and demands with or by any person who is or claims to be a creditor of the Company or relating in any way to any Security Asset.

11.5     DELEGATION

         A Receiver may delegate his powers in accordance with Clause 14.

11.6     EMPLOYEES

         For the purposes of this Deed, a Receiver may:

         (a) appoint and discharge managers, officers, agents, accountants, servants, workmen and others upon such terms as to remuneration or otherwise as he may think proper; and

         (b)   discharge any such persons appointed by the Company.

11.7     LEASES

         A Receiver may let any Security Asset for any term and at any rent (with or without a premium) which he thinks proper and may accept a surrender of any lease or tenancy of any Security Asset on any terms which he thinks fit (including the payment of money to a lessee or tenant on a surrender).

11.8     LEGAL ACTIONS

         A Receiver may bring, prosecute, enforce, defend and abandon all actions, suits and proceedings in relation to any Security Asset as he considers expedient.

11.9     POSSESSION

         A Receiver may take immediate possession of, get in and collect any Security Asset.

11.10    PROTECTION OF ASSETS

         A Receiver may, in each case as he may think fit:

         (a) make and effect all repairs and insurances and do all other acts which the Company might do in the ordinary conduct of its business be they for the protection or for the improvement of the Security Assets;

         (b) commence and/or complete any building operations on the Mortgaged Property or other Security Asset; and

         (c)   apply  for  and  maintain  any  planning   permission,   building
               regulation approval or any other permission, consent or licence.

11.11    RECEIPTS

         A Receiver may give valid receipts for all moneys and execute all assurances and things which may be expedient for realising any Security Asset.

11.12    SALE OF ASSETS

         A Receiver may sell, exchange, convert into money and realise any Security Asset by public auction or private contract in any manner and on any terms which he thinks proper. The consideration for any such transaction may consist of cash, debentures or other obligations, shares, stock or other valuable consideration and any such consideration may be payable in a lump sum or by instalments spread over such period as he thinks fit. Fixtures may be severed and sold separately from the property containing them without the consent of the Company.

11.13    SUBSIDIARIES

         A Receiver may form a subsidiary of the Company and transfer to that subsidiary any Security Asset.

12.      APPLICATION OF PROCEEDS

         Any moneys received by Burdale or any Receiver after this Deed has become enforceable shall be applied in the following order of priority (but without prejudice to the right of Burdale to recover any shortfall from the Company):

         (a) in satisfaction of or provision for all costs and expenses incurred by Burdale or any Receiver and of all remuneration due to any Receiver under this Deed;

         (b) in or towards payment of the Secured Liabilities or such part of them as is then due and payable to Burdale; and

         (c) in payment of the surplus (if any) to the Company or other person entitled to it.

13.      EXPENSES AND INDEMNITY

         Immediately upon demand, the Company shall pay all other costs and expenses (including legal fees and VAT) incurred from time to time in connection with the enforcement of or preservation of rights under this Deed by Burdale, or any Receiver, attorney, manager, agent or other person appointed by Burdale under this Deed or by statute, and keep each of them indemnified against any failure or delay in paying the same (including any arising from any actual or alleged breach by any person of any Environmental Law or Licence).

14.      DELEGATION

         Burdale and any Receiver may delegate by power of attorney or in any other manner to any person any right, power or discretion exercisable by Burdale under this Deed. Any such delegation may be made upon the terms (including power to sub-delegate) and subject to any regulations which Burdale or such Receiver (as the case may be) may think fit. Neither Burdale nor any Receiver will be in any way liable or responsible to the Company for any loss or liability arising from any act, default, omission or misconduct on the part of any such delegate or sub-delegate.

15.      FURTHER ASSURANCES

         The Company shall, at its own expense, take whatever action (including payment of all stamp duties and other registration fees) Burdale or a Receiver may reasonably require for:

         (a) perfecting or protecting the security intended to be created by this Deed over any Security Asset; and

         (b) facilitating the realisation of any Security Asset or the exercise of any right, power or discretion exercisable, by Burdale or any Receiver or any of its or their delegates or sub-delegates in respect of any Security Asset, including the execution of any transfer, conveyance, assignment or assurance of any property whether to Burdale or to its nominees, and the giving of any notice, order or direction and the making of any registration, which in any such case, Burdale may think expedient.

16.      POWER OF ATTORNEY

         The Company, by way of security, irrevocably and severally appoints Burdale, each Receiver and any of their delegates or sub-delegates to be its attorney to take any action which the Company is obliged to take under this Deed, including, without limitation, under Clause 15 and Clause 6.3(e) and Clause 6.3(n). The Company ratifies and confirms whatever any attorney does or purports to do pursuant to its appointment under this Clause.

17.      MISCELLANEOUS

17.1     ADDITIONAL SECURITY

         The security constituted by this Deed is in addition to and is not in any way prejudiced by any other security now or subsequently held by Burdale for any of the Secured Liabilities.

17.2     CONTINUING SECURITY

         The security constituted by this Deed is continuing and will extend to the ultimate balance of all the Secured Liabilities, regardless of any intermediate payment or discharge in whole or in part.

17.3     COVENANT TO PAY

         The Company shall pay or discharge the Secured Liabilities in the manner provided for in any document creating or evidencing the Secured Liabilities and/or otherwise as agreed from time to time.

17.4     H.M. LAND REGISTRY

         The Company applies to the Chief Land Registrar for a restriction in the following terms to be entered on the Register of Title relating to any property registered at H.M. Land Registry in its name and against which this Deed may be noted:

                  "Except under an order of the Registrar, no disposition or dealing by the proprietor of the land is to be registered without the consent of the proprietor for the time being of the Deed dated December 1999 between Cerplex Limited and Burdale Financial Limited."

17.5     NEW ACCOUNTS

         If Burdale receives, or is deemed to be affected by, notice, whether actual or constructive, of any subsequent charge or other interest affecting any Security Asset and/or the proceeds of sale of any Security Asset, Burdale may open a new account with the Company. If Burdale does not open a new account, it shall nevertheless be treated as if it had done so at the time when it received or was deemed to have received notice. As from that time all payments made to Burdale will be credited or be treated as having been credited to the new account and will not operate to reduce any amount for which this Deed is security.

17.6     TACKING

         Burdale covenants with the Company that it shall perform its obligations under any document creating or evidencing the Secured Liabilities (including any obligation to make available further advances).

18.      RELEASE

         Upon the expiry of the Security Period (but not otherwise), Burdale shall, at the request and cost of the Company , take whatever action is necessary to release the Security Assets from the security constituted by this Deed and/or reassign the benefit of the Security Assets to the Company.

19.      NOTICES

19.1     DELIVERY AND RECEIPT

         All notices pertaining to this Deed shall be given in writing or facsimile and shall be deemed to be given as follows:

         (a)   if in writing, when delivered; and

         (b)   if by facsimile, when received,

         save that any notice delivered or received on a non-working day or after business hours shall be deemed to be given on the next working day at the place of delivery or receipt.

19.2     ADDRESSES

         (a)   The Company's address and facsimile number for notices are:

         Cerplex Limited
         76 Bilton Way
         Enfield, Middlesex EN3 7EP

         Facsimile no:             0208 443 8750
         For the attention of:     Finance Director

         or such as the Company may notify to Burdale by not less than 10 days' notice.

         (b)   Burdale's address and facsimile number for notices are:

         53    Queen Anne Street
         London W1M 0HP

         Facsimile no:             0171 935 5445
         For the attention of:     Company Secretary

         or such as Burdale may notify to the Company by not less than 10 days' notice.

20.      GOVERNING LAW

         This Deed is governed by English law and the parties submit to the non-exclusive jurisdiction of the English courts.

                      This Deed has been entered into as a deed on the date stated at the beginning of this Deed.

                                   SCHEDULE 1
                               MORTGAGED PROPERTY


Freehold land and buildings on the West side of Bilton Way, Enfield as the same is registered at HM Land Registry under title number MX212336.

                                   SCHEDULE 2
                  FORMS OF NOTICE TO BANKS AND ACKNOWLEDGEMENT

                                     PART I
                             BLOCKED ACCOUNT NOTICE

                      [On Headed Notepaper of the Company]


[Date]

To:      [Bank name]
         o Branch
         [Address]

         Attention:        o


Dear Sirs,

We hereby give you notice that by a Deed of Debenture dated o (the "DEED"), we have charged to Burdale Financial Limited ("BURDALE") by way of first fixed charge all our rights, title, interest and benefit in and to the following account held with yourselves and all amounts standing to the credit of such account from time to time:

         Account No. o, sort code oo-oo-oo (the "BLOCKED ACCOUNT").

We have also assigned (where assignable) or charged by way of first fixed charge (where not assignable) to Burdale pursuant to the Deed all our rights, title, interest and benefit in and to inter alia, all accounts, accounts receivable, other receivables, book debts and other forms of obligations, with respect to goods and services supplied by us to a customer whether now owned or hereafter acquired by us (the "ACCOUNTS RECEIVABLE").

Please acknowledge receipt of this letter by returning a copy of the attached letter on your own headed notepaper with a receipted copy of this notice forthwith, to Burdale at 53 Queen Anne Street, London, W1M 0HP, Attention:
Company Secretary.

Yours faithfully

 .........................
for and on behalf of
CERPLEX LIMITED

                         BLOCKED ACCOUNT ACKNOWLEDGEMENT

                        [On the Headed Notepaper of Bank]

                                     [Date]

To:               Burdale Financial Limited ("BURDALE")
                  53 Queen Anne Street
                  London W1M 0HP

Attention:        Company Secretary


Dear Sirs,

CERPLEX LIMITED (THE "COMPANY")

We refer to the notice, received today from the Company (a copy of which we attach, receipted) (the "NOTICE").

Terms not defined in this letter shall have the meanings given to them in the Notice.

WITH RESPECT TO THE NOTICE:

1.       We hereby acknowledge that:

         (a) the Company has charged to Burdale by way of a first fixed charge all of its rights, title, interest and benefit in and to the Blocked Account; and

         (b) the Company has absolutely and legally assigned (where assignable) or charged by way of first fixed charge (where not assignable) to Burdale all of its rights, title, interest and benefit in and to the Accounts Receivable.

2. We hereby irrevocably undertake to you that until receipt by us of notice from you confirming that you no longer have any interest in the Blocked Account and the Accounts Receivable, we shall:

         (a) not exercise any right of combination, consolidation, merger or set-off which we may have in respect of, or otherwise exercise any other right which we may have to apply any monies from time to time standing or accruing to the credit of the Blocked Account save for fees and charges payable to us for the operation of the Blocked Account;

         (b) promptly notify you of any renewal, renumbering or redesignation of any and all of the Blocked Account;

         (c) promptly send to you copies with respect to all the Blocked Account of all statements together with copies of all credits, debits and notices given or made by us in connection with such account;

         (d) not permit or effect any withdrawal or transfer from the Blocked Account by or on behalf of the Company save for withdrawals and transfers requested by you in writing to us pursuant to the terms of this letter;

         (e) comply with all instructions received by us from you from time to time with respect to the conduct of the Blocked Account provided that such instructions are given in accordance with the terms of this letter;

         (f) comply with all instructions received by us from you from time to time with respect to the movement of funds from the Blocked Account provided that:

               (i) all instructions are received in writing, by facsimile, to us at facsimile number o, attention: o; and

               (ii) all instructions must be received by 2pm if they are to be complied with on the same Business Day. Instructions received outside such hours will be complied with on the next Business Day following such receipt. Facsimile instructions will be deemed received at the time of transmission;

               (iii) all instructions are given in compliance with the mandate entered into by you stipulating who may give instructions to us; and

               (iv) to the extent that an instruction is given which would in our opinion cause the Blocked Account to become overdrawn we will transfer the outstanding balance in the account;

         (g) (subject to paragraph (h) below) effect the following transaction on a daily basis unless we receive written notice to the contrary in accordance with paragraph (f) above: the cleared balance of the Blocked Account will be transferred into the account at [Bank] account number o, being an account in your name designated the "[the Company] Loan Account" attn. o;

         (h) we shall not be obliged to comply with any instructions received from you or undertake the transactions set out in paragraph (g) where:

               (i) due to circumstances not within our direct control we are unable to comply with such instructions; and

               (ii) that to comply with such instructions will breach a Court Order or be contrary to applicable law;

               and in each case we shall give notice thereof to the Company and Burdale as well as reasons why we cannot comply with such instructions;

               (i) in the event that we are unable to comply with any instructions due to circumstances set out in paragraph (h) we shall not be responsible for any loss caused to you or to the Company and in any event we shall not be liable for any consequential, special, secondary or indirect loss of or damage to goodwill, profits or anticipated savings (however caused); and

         (j) you acknowledge that we are obliged to comply with the terms of this letter and that we have no notice of the particulars of the charge granted to you by the Company other than as set out in the Notice and this letter. You further acknowledge that subject to the terms of this letter we shall not be liable to you in any respect if the Company operates the Blocked Account in breach of any agreement entered into by the Company with you.

We note that, for the purposes of this letter, all notices, copy notices, advices and correspondence to be delivered to you shall be effectively delivered if sent by facsimile to you at number 0171-935-5445 or by post at the address at the top of this letter, in both cases marked for the attention of the Company Secretary.

This letter is governed by and shall be construed in accordance with English law.

Yours faithfully


 ......................
for and on behalf of
[BANK]



We hereby acknowledge and accept the terms of this letter



 ..........................
for and on behalf of
BURDALE FINANCIAL LIMITED

                                     Part II
                              OTHER ACCOUNTS NOTICE

                      [On Headed Notepaper of the Company]


[Date]

To:      [Bank name]
         o Branch
         [Address]

         Attention:        o


Dear Sirs,

We hereby give you notice that by a Deed of Debenture dated o (the "DEED"), we have charged to Burdale Financial Limited ("BURDALE") by way of first fixed charge all our rights, title, interest and benefit in and to the following accounts held with yourselves and all amounts standing to the credit of such accounts from time to time:

         Account No. o, sort code oo-oo-oo
         Account No. o, sort code oo-oo-oo
         Account No. o, sort code oo-oo-oo
         [Repeat as necessary]

         (the "CHARGED ACCOUNTS").

We have also assigned (where assignable) or charged by way of first fixed charge (where not assignable) to Burdale pursuant to the Deed all our rights, title, interest and benefit in and to inter alia, all accounts, accounts receivable, other receivables, book debts and other forms of obligations, with respect to goods and services supplied by us to a customer whether now owned or hereafter acquired by us (the "ACCOUNTS RECEIVABLE").

Please acknowledge receipt of this letter by returning a copy of the attached letter on your own headed notepaper with a receipted copy of this notice forthwith, to Burdale at 53 Queen Anne Street, London, W1M 0HP, Attention:
Company Secretary.

Yours faithfully



 .......................
for and on behalf of
CERPLEX LIMITED

                         OTHER ACCOUNTS ACKNOWLEDGEMENT

                        [On the Headed Notepaper of Bank]

[Date]

To:               Burdale Financial Limited ("BURDALE")
                  53 Queen Anne Street
                  London W1M 0HP

Attention:        Company Secretary


Dear Sirs,

CERPLEX LIMITED (THE "COMPANY")

We refer to the notice, received today from the Company (a copy of which we attach, receipted) (the "NOTICE").

Terms not defined in this letter shall have the meanings given to them in the Notice.

WITH RESPECT TO THE NOTICE:

1.       We hereby acknowledge that:

         (a) the Company has charged to Burdale by way of a first fixed charge all of its rights, title, interest and benefit in and to the Charged Accounts; and

         (b) the Company has absolutely and legally assigned (where assignable) or charged by way of first fixed charge (where not assignable) to Burdale all of its rights, title, interest and benefit in and to the Accounts Receivable.

2. We hereby irrevocably undertake to you that until receipt by us of notice from you confirming that you no longer have any interest in the Charged Accounts and the Accounts Receivable, we shall:

         (a) not exercise any right of combination, consolidation, merger or set-off which we may have in respect of, or otherwise exercise any other right which we may have to apply any monies from time to time standing or accruing to the credit of the Charged
               Accounts save for fees and charges payable to us for the operation of the Charged Accounts;

         (b) promptly notify you of any renewal, renumbering or redesignation of any and all of the Charged Accounts;

         (c) promptly send to you copies with respect to all the Charged Accounts of all statements together with copies of all credits, debits and notices given or made by us in connection with such account;

         (d) upon receipt by us of a notice from you declaring that an event of default has occurred under the Deed, not to permit or effect any withdrawal or transfer from the Charged Accounts save for withdrawals and transfers requested by you in writing to us pursuant to the terms of this letter;

         (e) comply with all instructions received by us from you from time to time with respect to the conduct of the Charged Accounts provided that such instructions are given in accordance with the terms of this letter;

         (f) comply with all instructions received by us from you from time to time with respect to the movement of funds from the Charged Accounts provided that:

               (i) all instructions are received in writing, by facsimile, to us at facsimile number o, attention: o; and

               (ii) all instructions must be received by 2pm if they are to be complied with on the same Business Day. Instructions received outside such hours will be complied with on the next Business Day following such receipt. Facsimile instructions will be deemed received at the time of transmission; and

               (iii) all instructions are given in compliance with the mandate entered into by you stipulating who may give instructions to us.

         (g) we shall not be obliged to comply with any instructions received from you where:

               (i) due to circumstances not within our direct control we are unable to comply with such instructions; and

               (ii) that to comply with such instructions will breach a Court Order or be contrary to applicable law;

               and in each case we shall give notice thereof to the Company and Burdale as well as reasons why we cannot comply with such instructions;

         (h) in the event that we are unable to comply with any instructions due to circumstances set out in paragraph (g) we shall not be responsible for any loss caused to you or to the Company and in any event we shall not be liable for any consequential, special, secondary or indirect loss of or damage to goodwill, profits or anticipated savings (however caused); and

         (i) you acknowledge that we are obliged to comply with the terms of this letter and that we have no notice of the particulars of the charge granted to you by the Company other than as set out in the Notice and this letter. You further acknowledge that subject to the terms of this letter we shall not be liable to you in any respect if the Company operates the Charged Accounts in breach of any agreement entered into by the Company with you.

We note that, for the purposes of this letter, all notices, copy notices, advices and correspondence to be delivered to you shall be effectively delivered if sent by facsimile to you at number 0171-935-5445 or by post at the address at the top of this letter, in both cases marked for the attention of the Company Secretary.

This letter is governed by and shall be construed in accordance with English law.

Yours faithfully


 .......................
for and on behalf of
[BANK]



We hereby acknowledge and accept the terms of this letter



 .........................
for and on behalf of
BURDALE FINANCIAL LIMITED

                                   SCHEDULE 3
                                  GROUP SHARES

COMPANY NAME      TYPE OF SHARE       NO. OF SHARES        NOMINEE (IF ANY)



                        NONE AS AT THE DATE OF THIS DEED

                                   SCHEDULE 4
                      DETAILS OF CREDIT INSURANCE POLICIES


ACCOUNT DEBTOR        INSURER        POLICY NO.        AGGREGATE INSURED AMOUNT



                        NONE AS AT THE DATE OF THIS DEED

                                   SCHEDULE 5
                            FORM OF NOTICE TO INSURER

                    [On the Headed Notepaper of the Company]]

[Date]

To:      [Insurer]
         [Address]

         Attention:        o



Dear Sirs,

We hereby give you notice that by a Deed of Debenture dated o, we have absolutely and legally assigned to Burdale Financial Limited ("Burdale") all our rights, title, interest and benefit in and to the following insurance policies held with yourselves:

1. Policy No. o re account debtor o in an insured amount of (pounds)o, dated o;

2. Policy No. o re account debtor o in an insured amount of (pounds)o, dated o;

3. Policy No. o re account debtor o in an insured amount of (pounds)o, dated o;

(together the "POLICIES").

Please acknowledge receipt of this letter by returning a copy of the attached letter on your own headed notepaper with a receipted copy of this notice forthwith, to Burdale at 53 Queen Anne Street, London W1M 0HP, attention: the Company Secretary.

Yours faithfully


 .........................
for and on behalf of
CERPLEX LIMITED

                      FORM OF ACKNOWLEDGEMENT FROM INSURER

                    [On the Headed Notepaper of the Insurer]


[Date]

To:               Burdale Financial Limited ("BURDALE")
                  53 Queen Anne Street,
                  London W1M 0HP

Attention:        Company Secretary



Dear Sirs,

Re:      CERPLEX LIMITED (THE "COMPANY")

We refer to the notice, received today from the Company (a copy of which we attach, receipted) (the "NOTICE").

Terms not defined in this letter shall have the meanings given to them in the Notice.

WITH RESPECT TO THE NOTICE:

We hereby acknowledge that the Company has assigned to Burdale all of its rights, title, interest and benefit in and to the Policies.

We note and accept that the Company is not entitled to agree to cancel or modify the Policies in any way except with your prior written consent.

We agree that if the Company is in breach of any provision under any of the Policies whether by failure to pay the premiums or otherwise, we shall before terminating any of the Policies or otherwise enforcing our rights against the Company, notify you in writing of the breach and allow you 14 (fourteen) days to remedy the breach.

We hereby acknowledge that you are under no obligation or liability to remedy any breach or otherwise to comply with any obligations on the part of the Company under the Policies.

We note that for the purposes of this letter all notices, copy notices, advices and correspondence to be delivered to you shall be effectively delivered if sent by facsimile to you at number 0171-935 5445 or by post at the address at the top of this letter, in both cases marked for the attention of the Company Secretary.

This letter is governed by and shall be  construed  in  accordance  with English
Law.

Yours faithfully


 ..........................
for and on behalf of
[INSURER]

                                   SCHEDULE 6
          NOTICE TO BE AFFIXED TO INVOICES AND SENT TO ACCOUNT DEBTORS


                                     PART I


Please note that all our rights to the debt owed by you under this invoice/invoice no. o have (if assignable) been assigned by us outright to Burdale Financial Limited ("BURDALE"). If this debt is not assignable for any reason, we have granted Burdale a fixed charge over all our rights in this debt.

Payment must be made (i) by cheque to us, PO Box o or (ii) by funds transfer to account number o at [Bank], o Branch, Sort Code oo-oo-oo, otherwise, if it has been assigned, you will not be discharged from this debt.

If you intend to withhold payment of this debt as a result of alleged default by us, you must first notify Burdale at 53 Queen Anne Street, London, W1M 0HP,
Attention: Company Secretary.

Unless and until we give you notice to the contrary, we are not entitled to transfer any of our interest or rights in this debt to any party (other than Burdale).


                                     PART II


Please note that now we have received your formal consent to our assigning all our rights to the debt owed by you invoice no. o (the "DEBT") we have assigned the Debt to Burdale Financial Limited ("BURDALE").

Payment must be made (i) by cheque, to us, PO Box o or (ii) by funds transfer, to account no. o at [Bank], o Branch, sort code oo-oo-oo. You will not be discharged from the Debt unless you make payment in this way.

                                   SCHEDULE 7
                                 OTHER ACCOUNTS

BANK                    BRANCH                   SORT CODE          ACCOUNT NO.

                                   SIGNATORIES



THE COMPANY

Signed on behalf of
CERPLEX LIMITED                             /s/ TE CHARLES MINCHIN
by its attorney for                         -----------------------
delivery as a deed in the                   TE CHARLES MINCHIN as attorney
presence of :


WITNESS:




ADDRESS:




OCCUPATION:



BURDALE

BURDALE FINANCIAL LIMITED


By:



                       By: